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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ----------------------

Date of Report (Date of
earliest event reported):       November 3, 1999
                                ----------------


                              Digex, Incorporated
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                       59-3582217
      ------------------------------                 --------------------------
       (State or other jurisdiction                      (I.R.S. Employer
     of incorporation or organization)                  Identification No.)


                                    0-26873
                              --------------------
                            (Commission File Number)


One Digex Plaza
Beltsville, MD                                                20705
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code       (301) 847-5000
                                                   --------------------------
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Item 5.  Other Events

    On November 1, 1999, Digex, Incorporated. (the "Company") issued the attached press release.

Item 7.  Financial Statements and Exhibits

    Exhibit 99   Press Release, dated November 1, 1999.



                             SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 2, 1999


                                             Digex, Incorporated
                                        ------------------------------
                                                 (Registrant)



                                        By:   /s/ Bradley E. Sparks
                                           ------------------------------
                                           Name:  Bradley E. Sparks
                                           Title: Senior Vice President and
                                                  Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibit                                                             Page
  No.                    Description                                 No.
--------                 -----------                                ----

   99                    Press Release, dated November 1, 1999